Summary Prospectus Supplement

June 19, 2020

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated June 19, 2020 to the Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectuses dated April 30, 2020

Discovery Portfolio (Class I)
Discovery Portfolio (Class II)
Growth Portfolio (Class I)
Growth Portfolio (Class II)
(together, the "Funds")

Jason C. Yeung, a member of the Counterpoint Global team and portfolio manager of the Funds, is currently on a temporary leave of absence from the Adviser to participate on a Government established COVID-19 task force related to testing.

Please retain this supplement for future reference.